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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 7, 2000


                               THE GOOD GUYS, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                      0-14134                  94-2366177
(State or other               (Commission File         (IRS Employer
jurisdiction of               Number)                  Identification No.)
incorporation)


             7000 Marina Boulevard, Brisbane, California 94005-1830
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code): 415/615-6000



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            Item 5.  Other Events.

            On December 7, 2000 the Registrant announced financial results for the fourth quarter and fiscal year ended September 30, 2000 and restated results of operations for fiscal 1998 and 1999.

            Item 7.  Financial Statements and Exhibits.

            (c)  Exhibits.

            99.1 Press Release, dated December 7, 2000.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GOOD GUYS, INC.
                                        (Registrant)



                                        By:
                                           -------------------------------------
                                           Name:  Robert A. Stoffregen
                                           Title:  Chief Financial Officer
Dated:  December 14, 2000



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                                  Exhibit Index



Exhibit No.                                Description
-----------                                -----------
99.1                                       Press Release, dated December 7, 2000




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